NOTICE OF GUARANTEED DELIVERY

For Common Shares of

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

Subscribed for under the Primary Subscription

and Pursuant to the Over-Subscription Privilege

As set forth in the Prospectus Supplement, dated September 20, 2021, and the accompanying Prospectus, dated September 9, 2021 (collectively, the “Prospectus”), this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all of the Fund’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”), subscribed for under the primary subscription and pursuant to the over-subscription privilege. Such form may be delivered by email, overnight courier, express mail or first class mail to the Subscription Agent and must be received prior to 5:00 p.m., Eastern time, on October 14, 2021, as such date may be extended from time to time (the “Expiration Date”). The terms and conditions of the Offer set forth in the Prospectus are incorporated by reference herein. Capitalized terms used and not otherwise defined herein have the meaning attributed to them in the Prospectus.

The Subscription Agent is:

Computershare Trust Company, N.A.

By First Class Mail	By Express Mail or Overnight Courier:

Corporate Actions	Computershare
P.O. Box 43011	Corporate Actions
Providence, RI 02940-3011	150 Royall Street, Suite V
Canton, MA 02021

Via email:
canoticeofguarantee@computershare.com

For information call the Information Agent,
Georgeson LLC at 1 (888) 293-6908

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The New York Stock Exchange (the “NYSE”) member firm or bank or trust company which completes this form must communicate this guarantee and the number of Common Shares subscribed for in connection with this guarantee (separately disclosed as to the primary subscription and the oversubscription privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m., Eastern time, on the Expiration Date, guaranteeing delivery of a properly completed and signed Subscription Certificate (which certificate must then be delivered to the Subscription

Agent no later than the close of business of the second business day after the Expiration Date). Failure to do so will result in a forfeiture of the Rights.

GUARANTEE

The undersigned, a member firm of the NYSE or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., Eastern time, on the second Business Day after the Expiration Date (October 14, 2021) unless extended, as described in the Prospectus) of a properly completed and executed Subscription Certificate, as subscription for such Common Shares is indicated herein or in the Subscription Certificate. Participants should notify the Depositary prior to covering through the submission of a physical security directly to the Depositary based on a guaranteed delivery that was submitted via the PSOP platform of The Depository Trust Company (“DTC”).

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST Broker Assigned Control #

1. Primary Subscription	Number of Rights to be exercised	Number of Common Shares under the Primary subscription requested for which you are guaranteeing delivery of Rights	Payment to be made in connection with the Common Shares Subscribed for under the primary subscription

	Rights	Common	$
shares (Rights ÷ by 3)

2. Over-Subscription		Number of Common Shares Requested Pursuant to the Over-Subscription Privilege	Payment to be made in connection with the Common Shares Requested Pursuant to the Over-Subscription Privilege

		Common	$
Shares:

3. Totals	Total Number of Rights to be Delivered	Total Number of Common Shares Subscribed for and/or Requested

	Rights	Common Shares:	$
Total Payment

Method of delivery of the Notice of Guaranteed Delivery (circle one)

A.	Through DTC
B.	Direct to Computershare Trust Company, N.A., as Subscription Agent.

Please reference below the registration of the Rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC.

Name of Firm	Authorized Signature

DTC Participant Number	Title

Address	Name (Please Type or Print)

Zip Code	Phone Number

Contact Name	Date

BENEFICIAL OWNER LISTING CERTIFICATION

Angel Oak Financial Strategies Income Term Trust

The undersigned, a bank, broker or other nominee holder of Rights (“Rights”) to purchase common shares of beneficial interest, $0.001 par value per share (“Common Shares”), of Angel Oak Financial Strategies Income Term Trust (the “Fund”) pursuant to the rights offering (the “Offer”) described and provided for in the Fund’s Prospectus Supplement, dated September 20, 2021, and the accompanying Prospectus, dated September 9, 2021 (collectively, the “Prospectus”), hereby certifies to the Fund and to Computershare Trust Company, N.A., as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the primary subscription (as specified in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Common Shares pursuant to the over-subscription privilege (as defined in the Prospectus, in the amount set forth in the third column of such line.

	Number of Record Date Common Shares Owned	NUMBER OF RIGHTS exercised pursuant to the Primary Subscription	NUMBER OF COMMON SHARES requested pursuant to the Over-Subscription Privilege
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Name of Nominee Holder
By:
Name:
Title:
Dated:	, 2021

Provide the following information, if applicable:

Depository Trust Corporation (“DTC”) Participant Number

Name of Broker

DTC Primary Subscription Confirmation Number(s)	Address